SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials

                       PIMCO CORPORATE INCOME FUND ("PCN")
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:

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2)   Form, Schedule or Registration Statement No.:

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3)   Filing Party:

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4)   Date Filed:

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


                              ---------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 11, 2003
                              ---------------------

                     c/o PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                            New York, New York 10105

To the Shareholders of PIMCO Corporate Income Fund ("PCN" or the "Fund"):

     Notice is hereby given that an Annual Meeting of Shareholders (the "Meeting") of PCN will be held at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Tuesday, February 11, 2003 at 12:00 p.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated January 6, 2003:

     1. To elect three Trustees of the Fund, each to hold office for the term indicated and until their successors shall have been elected and qualified; and

     2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     The Board of Trustees of the Fund has fixed the close of business on December 20, 2002 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

                                        By order of the Board of Trustees
                                        of the Fund


                                        /s/ Newton B. Schott, Jr.
                                        Newton B. Schott, Jr., Secretary

New York, New York
January 6, 2003

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

                       PIMCO CORPORATE INCOME FUND ("PCN")

                     c/o PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                            New York, New York 10105

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 11, 2003

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of PCN (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders of the Fund and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Tuesday, February 11, 2003 at 12:00 p.m., Eastern time.

     The Notice of Annual Meeting of Shareholders (the "Notice"), this Proxy Statement and the enclosed Proxy Card are first being sent to Shareholders on or about January 6, 2003.

     The Meeting is scheduled as a meeting of the respective holders of common shares (the "Common Shareholders") and preferred shares (the "Preferred Shareholders" and, together with Common Shareholders, the "Shareholders") of the Fund.

     The Board of the Fund has fixed the close of business on December 20, 2002 as the record date (the "Record Date") for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting, and any postponement of adjournment thereof. Shareholders of the Fund on the Record Date will be entitled to one vote on each matter to which they are entitled to vote and that is to be voted on by the Fund for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. The following table sets forth the number of shares of common stock, par value $0.00001 per share ("Common Shares"), and shares of preferred stock, par value $0.00001 per share ("Preferred Shares" and, together with the Common Shares, the "Shares"), issued and outstanding of the Fund at the close of business on the Record Date:

      Outstanding                                      Outstanding
     Common Shares                                   Preferred Shares
-----------------------                             -----------------
       35,168,037                                        12,000

     The classes of stock listed in the table above are the only classes of stock currently authorized by the Fund.

     At the Meeting, Preferred Shareholders of the Fund will have equal voting rights (i.e., one vote per Share) with the Fund's Common Shareholders and, except as discussed below, will vote together with Common Shareholders as a single class on all proposals to be brought before the Meeting. As summarized in the table below, the Preferred Shareholders of the Fund, voting as a separate class, have the right to vote on the election of Hans W. Kertess as a Trustee. The Common Shareholders of the Fund do not have the right to vote with respect to the election of Mr. Kertess.

                                     Summary

Proposal                                         Common Shares     Preferred Shares
---------------------------------------------   ---------------   -----------------
Election of Trustees:
o Election of Robert E. Connor ..............        |X|                  |X|
o Election of Hans W. Kertess ...............        N/A                  |X|
o Election of R. Peter Sullivan III .........        |X|                  |X|

     You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of the election of all nominees for which you are entitled to vote. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, Shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

     The principal executive offices of the Fund are located at 1345 Avenue of the Americas, New York, New York 10105. PIMCO Advisors Fund Management LLC (the "Manager") serves as the investment manager of the Fund and retains its affiliate, Pacific Investment Management Company LLC ("PIMCO"), to serve as the Fund's sub-adviser.

     The solicitation will be by mail and the cost of soliciting proxies for the Fund will be borne by the Fund. In addition, certain officers of the Fund and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. In addition, the Fund has employed Georgeson Shareholder pursuant to its standard contract as proxy solicitor, the cost of which will be borne by the Fund, and is estimated to be approximately $1,500, plus out-of-pocket expenses.

     As of December 18, 2002, the Trustees and the officers of the Fund as a group beneficially owned less than one percent (1%) of the Fund's outstanding Common Shares and Preferred Shares and, to the knowledge of the Fund, no person beneficially owned more than five percent (5%) of the outstanding Shares of any class of the Fund. As of December 18, 2002, Cede & Co., as nominee for participants in the Depository Trust Company, held of record the following Shares of the Fund: 35,094,180 Common Shares (representing approximately 99.8% of the outstanding Common Shares) and all 12,000 outstanding Preferred Shares.

                         PROPOSAL: ELECTION OF TRUSTEES

     The Meeting will constitute the first annual meeting of Shareholders of the Fund. In accordance with the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), the Trustees were divided into the following three classes (each a "Class") prior to the initial public offering of the Common Shares: Class I, whose initial term will expire at the Meeting; Class II, whose initial term will expire at the Fund's 2004 annual meeting of shareholders; and Class III, whose initial term will expire at the Fund's 2005 annual meeting of shareholders. At each annual meeting beginning with the Meeting, successors to the Class of Trustee whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, Shareholders will vote to elect Class I Trustees at the Meeting for an approximate three-year term expiring at the 2006 annual meeting. Robert E. Connor and Hans W. Kertess have been nominated for election as Class I Trustees at the Meeting.

     R. Peter Sullivan III was elected as a Trustee in April 2002 by the Board, after the initial public offering of the Common Shares, to fill a vacancy caused by an increase in the size of the Board from five to six members, and was designated as a Class III Trustee in accordance with the Declaration. The Declaration provides that a Trustee so elected by the Board to fill any vacancy shall serve until the next annual meeting of shareholders and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Accordingly, Mr. Sullivan's initial term will expire at the Meeting. He has been nominated for re-election as a Class III Trustee at the Meeting. The Declaration further provides that, at any annual meeting of shareholders, any Trustee so elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders due to an increase in the number of Trustees shall hold office for a term which coincides with that Class of Trustees to which such office has been apportioned, and until his successor shall be elected and shall qualify. Therefore, if elected at the Meeting, Mr. Sullivan will be elected for a term coinciding with the Class III Trustees, which will expire at the Fund's 2005 annual meeting.

     At any annual meeting of shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders where such vacancy arose other than by any increase in the number of Trustees (whether or not such vacancy has been filled by election of a new Trustee by the Board of Trustees) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, and until his successor shall be elected and shall qualify.

     The following table summarizes the nominees who will stand for election at the Meeting, the respective Class of Trustees to which they have been designated and the expiration of their respective terms if elected:

Trustee                                  Class       Expiration of Term if Elected*
-----------------------------------   -----------   -------------------------------
   Robert E. Connor ...............   Class I       2006 Annual Meeting
   Hans W. Kertess ................   Class I       2006 Annual Meeting
   R. Peter Sullivan III ..........   Class III     2005 Annual Meeting

------------
* A Trustee elected at an annual meeting shall hold office until the annual meeting held in the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under this classified Board structure, ordinarily only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for the Fund to vote each proxy for the persons listed above. Each of the nominees has indicated he will serve if elected, but if he should be unable to serve for the Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy).

Information Regarding Trustees and Nominees.

     The following table provides information concerning the Trustees of the Fund. Of the Trustees listed, only Messrs. Connor, Kertess and Sullivan are nominees for election at the Meeting.

                                                                                                          Number of
                                                                                                        Portfolios in      Other
                           Position(s)    Term of                                                        Fund Complex  Directorships
                               Held      Office and                                                      Overseen by      Held by
Name,                        with the    Length of                 Principal Occupation(s)                 Trustee/      Trustee/
Address*, and Age              Fund     Time Served                During the Past 5 Years                 Nominee        Nominee
------------------------  ------------  -----------  -------------------------------------------------  -------------  -------------
Independent Trustees**

Paul Belica               Trustee       Since        Trustee, Fixed Income SHares, PIMCO Corporate           13            None.
Age 81                                  inception    Opportunity Fund, PIMCO Municipal Income
(Class II)                              (December,   Fund, PIMCO California Municipal Income Fund,
                                        2001)        PIMCO New York Municipal Income Fund,
                                                     PIMCO Municipal Income Fund II, PIMCO
                                                     California Municipal Income Fund II, PIMCO
                                                     New York Municipal Income Fund II, PIMCO
                                                     Municipal Income Fund III, PIMCO California
                                                     Municipal Income Fund III and PIMCO New York
                                                     Municipal Income Fund III; Manager, Stratigos
                                                     Fund, LLC, Whistler Fund, LLC, Xanthus Fund,
                                                     LLC and Wynstone Fund, LLC; Director, Student
                                                     Loan Finance Corp., Education Loans, Inc., Goal
                                                     Funding, Inc., Surety Loan Funding, Inc. Formerly,
                                                     Advisor, Salomon Smith Barney Inc.; Director,
                                                     Central European Value Fund, Inc., Deck House
                                                     Inc., The Czech Republic Fund, Inc.

Robert E. Connor          Trustee       Since        Trustee, Fixed Income SHares, PIMCO Corporate           14            None.
Age 68                                  inception    Opportunity Fund, PIMCO Municipal Income
(Class I)                               (December,   Fund, PIMCO California Municipal Income Fund,
                                        2001)        PIMCO New York Municipal Income Fund,
                                                     PIMCO Municipal Income Fund II, PIMCO
                                                     California Municipal Income Fund II, PIMCO
                                                     New York Municipal Income Fund II, PIMCO
                                                     Municipal Income Fund III, PIMCO California
                                                     Municipal Income Fund III and PIMCO New York
                                                     Municipal Income Fund III; Director, Municipal
                                                     Advantage Fund, Inc.; Corporate Affairs
                                                     Consultant. Formerly, Senior Vice President,
                                                     Corporate Office, Salomon Smith Barney Inc.

John J. Dalessandro II+   Trustee       Since        President and Director, J.J. Dalessandro II Ltd.,       11            None.
Age 65                                  inception    registered broker-dealer and member of the New
(Class II)                              (December,   York Stock Exchange; Trustee, PIMCO Corporate
                                        2001)        Opportunity Fund, PIMCO Municipal Income Fund,
                                                     PIMCO California Municipal Income Fund, PIMCO
                                                     New York Municipal Income Fund, PIMCO
                                                     Municipal Income Fund II, PIMCO California
                                                     Municipal Income Fund II, PIMCO New York
                                                     Municipal Income Fund II, PIMCO Municipal
                                                     Income Fund III, PIMCO California Municipal
                                                     Income Fund III and PIMCO New York Municipal
                                                     Income Fund III.

                                                                                                         Number of
                                                                                                       Portfolios in       Other
                         Position(s)     Term of                                                        Fund Complex   Directorships
                             Held      Office and                                                       Overseen by       Held by
Name,                      with the     Length of                 Principal Occupation(s)                 Trustee/       Trustee/
Address*, and Age            Fund      Time Served                During the Past 5 Years                 Nominee         Nominee
----------------------  ------------  -------------  ----------------------------------------------   --------------  --------------
Hans W. Kertess         Trustee       Since          Consultant, Dain Rausher Inc.; Trustee, PIMCO          7              None.
Age 63                                inception      Municipal Income Fund, PIMCO Municipal
(Class I)                             (December,     Income Fund II, PIMCO California Municipal
                                      2001)          Income Fund, PIMCO California Municipal
                                                     Income Fund II, PIMCO New York Municipal
                                                     Income and PIMCO New York Municipal Income
                                                     Fund II. Formerly, Managing Director, Dain
                                                     Rauscher Inc.; Managing Director, Salomon
                                                     Brothers.

R. Peter Sullivan III   Trustee       Since April,   Trustee, PIMCO Municipal Income Fund, PIMCO            7              None.
Age 61                                2002           Municipal Income Fund II, PIMCO California
(Class III)                                          Municipal Income Fund, PIMCO California
                                                     Municipal Income Fund II, PIMCO New York
                                                     Municipal Income and PIMCO New York
                                                     Municipal Income Fund II. Formerly, Managing
                                                     Partner, Wagner Stott Mercator LLC.

Interested Trustee**
-----------------------

Stephen J.              Chairman,     Since          Managing Director, Allianz Dresdner Asset              50             None.
Treadway++              Trustee       inception      Management of America L.P.; Managing Director
2187 Atlantic Street                  (December,     and Chief Executive Officer, PIMCO Advisors
Stamford, CT 06902                    2001)          Fund Management LLC (formerly PIMCO Funds
Age 55                                               Advisors LLC); Managing Director and Chief
(Class III)                                          Executive Officer, PIMCO Advisors Distributors
                                                     LLC ("PAD"); Trustee and Chairman, PIMCO
                                                     Funds: Multi-Manager Series; Chairman, Fixed
                                                     Income SHares; Trustee, Chairman and President,
                                                     OCC Cash Reserves, Inc. and OCC Accumulation
                                                     Trust; Trustee and Chairman, PIMCO Municipal
                                                     Income Fund, PIMCO California Municipal
                                                     Income Fund, PIMCO New York Municipal
                                                     Income Fund, PIMCO Municipal Income Fund II,
                                                     PIMCO California Municipal Income Fund II,
                                                     PIMCO New York Municipal Income Fund II and
                                                     Municipal Advantage Fund, Inc.; Chairman,
                                                     PIMCO Corporate Opportunity Fund, PIMCO
                                                     Municipal Income Fund III, PIMCO California
                                                     Municipal Income Fund III and PIMCO New York
                                                     Municipal Income Fund III.

------------
* Unless otherwise indicated, the business address of the persons listed below is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

** "Independent Trustees" are those Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund. "Interested Trustees" are those who are "interested persons" of the Fund.

+ Mr. Dalessandro is treated by the Fund as not being an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Manager or PIMCO, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York Stock Exchange, Inc. (the "Exchange") that operates as a floor broker and does not effect portfolio transactions for entities other than other members of the Exchange. There can be no assurance that customers of such other members of the Exchange would not include investment advisory clients of the Manager, PIMCO or their affiliates.

++ Mr. Treadway is an "interested person" of the Fund due to his affiliation with the Manager, as set forth above. Mr. Treadway's positions with affiliated persons of the Fund are set forth in the table above.

     The following table states the dollar range of equity securities beneficially owned as of December 18, 2002 by each Trustee or nominee of the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or nominee in the "family of investment companies" including the Fund.

                                                                  Aggregate Dollar Range of Equity
                                                               Securities in All Registered Investment
                                    Dollar Range of Equity      Companies Overseen by Trustee/Nominee
Name of Trustee/Nominee               Securities in Fund*      in the Family of Investment Companies*
--------------------------------   ------------------------   ----------------------------------------
Independent Trustees
--------------------------------
Paul Belica ....................             None.                         Over $100,000.
Robert E. Connor ...............             None.                             None.
Hans W. Kertess ................             None.                             None.
R. Peter Sullivan III ..........             None.                             None.
John J. Dalessandro II .........             None.                             None.

Interested Trustee
---------------------------------
Stephen J. Treadway ............             None.                             None.

------------
*    Securities are valued as of December 18, 2002.

     To the knowledge of the Fund, as of December 18, 2002, Trustees and nominees who are Independent Trustees and their immediately family members did not own securities of an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

     Compensation. The Fund, PIMCO Corporate Opportunity Fund, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II and PIMCO New York Municipal Income Fund III (together, the "PIMCO Closed-End Funds") have members in common on their respective Boards of Trustees and are expected to hold joint meetings of such Boards whenever possible. Compensation is paid to each Trustee other than a Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO. Messrs. Belica, Connor and Dalessandro are Trustees of all of the PIMCO Closed-End Funds and for their services receive $22,000 for each joint meeting of such Funds for the first four joint meetings in each year and $11,000 for each additional joint meeting in such year if the meetings are attended in person. Such Trustees receive $5,500 per joint meeting if the meetings are attended telephonically. Trustees who are Members of the Audit Oversight Committees of all of the PIMCO Closed-End Funds receive $5,500 per joint meeting of such Committees if the meeting takes place on a day other than the day of a regularly scheduled Board meeting. Messrs. Kertess and Sullivan are Trustees of the Fund, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund and PIMCO New York Municipal Income Fund II and for their services receive $14,000 for each joint meeting of such Funds for the first four joint meetings in each year and $7,000 for each additional joint meeting in such year if the meetings are attended in person. These Trustees receive $3,500 per joint meeting if the meetings are attended telephonically. As Members of the Audit Oversight Committees of those Funds, Messrs. Kertess and Sullivan receive $3,500 per joint meeting of such Committees if the meeting takes place on a day other than the day of a regularly scheduled Board meeting. Trustees are also reimbursed for meeting-related expenses.

     Each Trustee's compensation and other meeting-related expenses are allocated pro rata among the PIMCO Closed-End Funds for which the Trustee serves based on each such Fund's net assets, including assets attributable to any preferred shares outstanding.

     The PIMCO Closed-End Funds do not provide any pension or other retirement benefits to their Trustees.

     It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its fiscal year ending October 31, 2003. For the calendar year ended December 31, 2002, the Trustees received the compensation set forth in the following table for serving as trustees of the Fund and other funds in the "Fund Complex." Each officer and Trustee who is a director, officer, partner, member or employee of the Manager or PIMCO, or any entity controlling, controlled by or under common control with the Manager or PIMCO, serves without any compensation from the Fund.

                              Compensation Table*

                                     Aggregate Compensation from     Total Compensation from the Fund and Fund
                                    the Fund for the Fiscal Year     Complex Paid to Trustees for the Calendar
Name of Trustee                       Ending October 31, 2003**           Year Ended December 31, 2002***
--------------------------------   ------------------------------   ------------------------------------------
Paul Belica ....................               $10,500                                $78,400
Robert E. Connor ...............               $10,500                                $87,170
Hans W. Kertess ................               $10,000                                $58,050
R. Peter Sullivan III ..........               $10,000                                $48,925
John J. Dalessandro II .........               $10,500                                $76,400

------------
* Mr. Treadway does not receive compensation from the Fund for his service as Trustee.

** Since the Fund has not completed a full fiscal year (its initial fiscal year ended October 31, 2002 covered only ten months), compensation is estimated based upon future payments expected to be made by the Fund during the fiscal year ending October 31, 2003 and upon estimated relative net assets of the PIMCO Closed-End Funds.

*** In addition to the PIMCO Closed-End Funds, during the year ended December 31, 2002, Mr. Belica served as a Trustee of one open-end investment company (comprising two separate investment portfolios) advised by the Manager, and Mr. Connor served as a Trustee of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Fund.

     The Fund has no employees. Its officers are compensated by the Manager, PIMCO or one of their affiliates.

Board Committees and Meetings.

     Audit Oversight Committee. The Fund's Board has an Audit Oversight Committee, consisting of Messrs. Belica, Connor, Kertess and Sullivan, each of whom is an Independent Trustee. The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit, approves all significant services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund, the Manager and PIMCO, and entities in a control relationship with the Manager or PIMCO, and the possible effect of those services on the independence of those accountants.

     Each member of the Audit Oversight Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed. The Board has adopted a written charter for the Audit Oversight Committee, a copy of which is included as Appendix A to this Proxy Statement. A joint report of the Audit Oversight Committee of the Fund, dated December 17, 2002, is attached to this Proxy Statement as Appendix B.

     Nominating Committee. The Fund's Board has a Nominating Committee composed solely of Independent Trustees, consisting of Messrs. Belica, Connor, Kertess and Sullivan. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by Shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person so recommended and considered by the Committee will be nominated for election to the Board.

     Valuation Committee. The Fund's Board has a Valuation Committee, consisting of Independent Trustees, Messrs. Belica, Connor, and Sullivan, and an Interested Trustee, Mr. Treadway. The Valuation Committee reviews procedures for the valuation of Fund portfolio securities and periodically reviews information from the Manager and PIMCO regarding fair value and liquidity determination made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular valuation matters.

     Compensation Committee. The Fund's Board has a Compensation Committee, consisting of Messrs. Belica, Connor, Kertess and Sullivan. The Compensation Committee periodically reviews and sets compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO.

     The Fund commenced operations in December 2001. During the Fund's initial fiscal year ended October 31, 2002, the Board held five regular meetings and one special meeting. The Audit Oversight Committee met in separate session two times during such fiscal year and the Nominating, Valuation and Compensation Committees did not meet in separate session. Each Trustee that served during the fiscal year ended October 31, 2002 attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served, except that Mr. Sullivan was not elected to the Board until April 2002 and attended only two regular Board meetings and one Audit Oversight Committee meeting during the fiscal year.

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), require the Fund's Trustees and officers, investment advisers, affiliated persons of the investment advisers and persons who own more than 10% of a registered class of the Fund's equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that the Fund's Trustees and officers, investment advisers and affiliated persons of the investment advisers have complied with all applicable
Section 16(a) filing requirements during the fiscal year ended October 31, 2002, except that, due to administrative oversight, late filings of Form 3 were made for each of the Fund's Trustees and officers, the Manager, PIMCO, Allianz Dresdner Asset Management of America L.P. (on behalf of itself and subject affiliated entities) (formerly, PIMCO Advisors L.P., "ADAM"), and subject officers and directors of the Manager and PIMCO, each in connection with the original organization of the Fund. With the exception of ADAM (which purchased shares of the Fund prior to the initial public offering of the Common Shares in order to satisfy initial seed capital requirements), none of these persons owned or disposed of shares of the Fund during the reporting period. To the knowledge of management of the Fund, no shareholder of the Fund beneficially owns more than 10% of a registered class of the Fund's equity securities.

     Required Vote. Election of each of Messrs. Connor and Sullivan to the Board of Trustees of the Fund will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders (voting together as a single class) cast in the election of Trustees at the Meeting, in person or by proxy. Election of Mr. Kertess to the Board of Trustees of the Fund will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) cast in the election of Trustees at the Meeting, in person or by proxy.

     THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                             ADDITIONAL INFORMATION

     Executive and Other Officers of the Fund. The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Fund's Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers, members or employees of the Manager or PIMCO are not compensated by the Fund. Unless otherwise noted, the address of all officers is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

                                                 Term of
                           Position(s)          Office and
                            Held with           Length of
Name, Address and Age          Fund            Time Served           Principal Occupation(s) During the Past 5 Years
-----------------------   -------------   ---------------------   ----------------------------------------------------
Stephen J. Treadway       Chairman,       Since inception         See table above under "Information Regarding
2187 Atlantic Street      Trustee         (December, 2001).       Trustees and Nominees."
Stamford, CT 06902
Age 55

Brian S. Shlissel         President       Since September,        Senior Vice President, PIMCO Advisors Fund
Age 38                    and Chief       2002. Formerly,         Management LLC; Executive Vice President and
                          Executive       Treasurer and           Treasurer, OCC Cash Reserves, Inc. and OCC
                          Officer         Principal Financial     Accumulation Trust; President and Chief Executive
                                          and Accounting          Officer, Fixed Income SHares, PIMCO Corporate
                                          Officer (since          Opportunity Fund, PIMCO Municipal Income Fund,
                                          December, 2001).        PIMCO California Municipal Income Fund, PIMCO
                                                                  New York Municipal Income Fund, PIMCO Municipal
                                                                  Income Fund II, PIMCO California Municipal Income
                                                                  Fund II, PIMCO New York Municipal Income Fund
                                                                  II, PIMCO Municipal Income Fund III, PIMCO
                                                                  California Municipal Income Fund III, PIMCO New
                                                                  York Municipal Income Fund III and Municipal
                                                                  Advantage Fund, Inc. Formerly, Vice President,
                                                                  Mitchell Hutchins Asset Management Inc.

Newton B. Schott, Jr.     Vice            Since inception         Managing Director, Chief Administrative Officer,
2187 Atlantic Street      President,      (December, 2001)        Secretary and General Counsel, PAD; Managing
Stamford, CT 06902        Secretary                               Director, Chief Legal Officer and Secretary, PIMCO
Age 60                                                            Advisors Fund Management LLC; President, Chief
                                                                  Executive Officer and Secretary, PIMCO Funds:
                                                                  Multi-Manager Series; Vice President and Secretary,
                                                                  PIMCO Corporate Opportunity Fund, PIMCO
                                                                  Municipal Income Fund, PIMCO California Municipal
                                                                  Income Fund, PIMCO New York Municipal Income
                                                                  Fund, PIMCO Municipal Income Fund II, PIMCO
                                                                  California Municipal Income Fund II, PIMCO New
                                                                  York Municipal Income Fund II, PIMCO Municipal
                                                                  Income Fund III, PIMCO California Municipal Income
                                                                  Fund III, PIMCO New York Municipal Income Fund
                                                                  III and Municipal Advantage Fund, Inc.; Secretary,
                                                                  Fixed Income SHares.

                                                   Term of
                              Position(s)         Office and
                               Held with          Length of
Name, Address and Age             Fund           Time Served           Principal Occupation(s) During the Past 5 Years
--------------------------   -------------   -------------------   ------------------------------------------------------
Lawrence G. Altadonna        Treasurer;      Since September,      Vice President, PIMCO Advisors Fund Management
Age 36                       Principal       2002.                 LLC; Treasurer and Principal Financial and
                             Financial                             Accounting Officer, PIMCO Corporate Opportunity
                             and                                   Fund, PIMCO Municipal Income Fund, PIMCO
                             Accounting                            California Municipal Income Fund, PIMCO New York
                             Officer                               Municipal Income Fund, PIMCO Municipal Income
                                                                   Fund II, PIMCO California Municipal Income Fund II,
                                                                   PIMCO New York Municipal Income Fund II, PIMCO
                                                                   Municipal Income Fund III, PIMCO California
                                                                   Municipal Income Fund III, PIMCO New York
                                                                   Municipal Income Fund III and Municipal Advantage
                                                                   Fund, Inc.; Treasurer, Fixed Income SHares; Assistant
                                                                   Treasurer, OCC Accumulation Trust and OCC Cash
                                                                   Reserves, Inc. Formerly, Director of Fund
                                                                   Administration, Prudential Investments.

David C. Hinman              Vice            Since inception       Executive Vice President, PIMCO; Vice President,
840 Newport Center Drive     President       (December, 2001).     PIMCO Corporate Opportunity Fund; Co-portfolio
Newport Beach, CA 92660                                            manager of the Fund and other investment vehicles
Age 35                                                             managed by PIMCO; joined PIMCO in 1995.

     Investment Manager and Portfolio Manager. The Manager, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of the Fund. The Manager retains its affiliate, PIMCO, as sub-adviser to manage the Fund's investments. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. The Manager and PIMCO are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

     Independent Auditors. PricewaterhouseCoopers LLP ("PwC"), 1177 Avenue of the Americas, New York, New York 10036, independent accountants, has been selected by the Board of the Fund as the independent auditors of the Fund for the current fiscal year ending October 31, 2003.

     The Audit Oversight Committee of the Board of the Fund unanimously recommended the selection of PwC, and the Board unanimously approved such selection, at meetings held on December 17, 2002. PwC also serves as the auditor for various other investment companies for which the Manager and PIMCO serve as investment adviser or sub-adviser.

     A representative of PwC, if requested by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

     The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the Fund's fiscal period ended October 31, 2002.

                 Financial Information Systems
Audit Fees      Design and Implementation Fees     All Other Fees
------------   --------------------------------   ---------------
$30,000                      N/A                      $39,600

     The fees disclosed under the caption "All Other Fees" include fees billed for services (other than the services included in the fees, if any, disclosed under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees") rendered during the Fund's most recent fiscal year to the Fund, the Manager, PIMCO, and to any other entity controlling, controlled by or under common control with the Manager or PIMCO that provides services to the Fund.

     In approving the selection of PwC for the Fund, the Audit Oversight Committee considered, in addition to other practices and requirements relating to the selection of the Fund's auditors, whether the non-audit services covered in the table above under "All Other Fees" performed by PwC for the Fund, the Manager, PIMCO and for certain related parties are compatible with maintaining the independence of PwC as the Fund's principal accountants. Please see the Report of Audit Oversight Committee in Appendix B to this Proxy Statement.

     Other Business. As of the date of this Proxy Statement, the Fund's officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

     Quorum, Adjournments and Methods of Tabulation. A quorum for the Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Common Shares and Preferred Shares of the Fund entitled to vote at the Meeting, except that a quorum for the election of Messrs. Kertess as a Trustee will consist of the presence in person or by proxy of thirty percent (30%) of the Preferred Shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting for the Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers (the "Tellers") for the Meeting. For purposes of determining the presence of a quorum, the Tellers will count the total number of votes cast "for" or "against" approval of the Proposal, as well as Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposal.

     Reports to Shareholders. The Fund's 2002 Annual Report to Shareholders was mailed to Shareholders on or about December 31, 2002. ADDITIONAL COPIES OF THE ANNUAL REPORT AND THE FUND'S SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED WITHOUT CHARGE FROM THE FUND BY CALLING 1-877-819-2224 OR BY WRITING TO THE FUND AT 2187 ATLANTIC STREET, 7TH FLOOR, STAMFORD, CONNECTICUT 06902.

     Shareholder Proposals for 2004 Annual Meeting. It is currently anticipated that the Fund's next annual meeting of Shareholders (in 2004) will be held in February or March 2004. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than September 8, 2003 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws. Shareholders submitting any other proposals for the Fund intended to be presented at the 2004 annual meeting (i.e., other than those to be included in the Fund's proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund's Bylaws, no earlier than November 7, 2003 and no later than November 22, 2003. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to Joseph B. Kittredge, Jr., at Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624.

     PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

January 6, 2003

                                                                     Appendix A

                           PIMCO CORPORATE INCOME FUND

                        AUDIT OVERSIGHT COMMITTEE CHARTER

     The Board of Trustees of PIMCO Corporate Income Fund (the "Fund") has adopted this Charter to govern the activities of the Audit Oversight Committee (the "Committee") of the Board.

Statement of Policy

     The Committee shall oversee the Fund's accounting and financial reporting policies and practices and its internal controls. The Committee shall oversee the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements. The Committee shall also act as a liaison between the Fund's independent accountants and the Fund's Board of Trustees.

     The Committee's role is limited to oversight. Fund management is responsible for Fund accounting and internal control systems, and the independent accountants are responsible for conducting a proper audit of the Fund's financial statements. The independent accountants are ultimately accountable to the Fund's Board of Trustees and the Committee.

Membership

     The Committee shall be comprised of as many trustees as the Board of Trustees shall determine, but in any event not less than (i) two trustees for the twelve-month period beginning on the date the Fund's shares are first listed for trading on the New York Stock Exchange ("NYSE") and (ii) three trustees thereafter. No member shall be an "interested person" of the Fund, as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended. In addition, each member of the Committee shall also meet the requirements of being "Independent," as defined in the New York Stock Exchange Listed Company Manual ss. 303.01, and shall be free of any relationship that, in the judgment of the Board of Trustees, may interfere with the exercise of his or her independent judgment.

     Each member of the Committee shall be financially literate, as such qualification is interpreted by the Fund's Board of Trustees in its business judgment under the NYSE listing requirements.

     At least one member of the Committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment under the NYSE listing requirements.

Responsibilities and Duties

     The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following responsibilities describe areas of attention in broad terms.

     The Committee shall:

     1. Recommend the selection, retention or termination of the Fund's independent accountants based on an evaluation of their independence and the nature and performance of the audit and other services. The Board of Trustees, with the assistance of the Committee, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

     2. Receive on a periodic basis formal written disclosures and letters from the independent accountants as required by the Independence Standards Board Standard ("ISB") No. 1.(1)

     3. Engage in a dialog with the independent accountants and the Board of Trustees concerning any relationships between the independent accountants and the Fund or any other relationships that might adversely affect the objectivity and independence of the independent accountants.

     4. Review the fees charged by the independent accountants for audit and other services.

     5. Review with the independent accountants arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board of Trustees and shareholders.

     6. Review with management and the independent accountants the annual financial statements, including a discussion with the independent accountants of matters required by Statement of Accounting Standards ("SAS") No. 61.(2)

     7. Discuss with the independent accountants any matters of concern relating to the Fund's financial statements.

     8. Consider with the independent accountants their comments on the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants.

     9. Investigate any improprieties or suspected improprieties in the Fund's financial and accounting operations.

     10. Provide a report in the Fund's proxy statement disclosing whether the Audit Committee has fulfilled the duties set forth above in items #2, #3 and #6.

     11. Provide a statement whether, based on its review of the Fund's audited financial statements, the Committee recommends to the Board of Trustees that the audited financial statements be included in the Fund's Annual Report.

     12. Report to the Board of Trustees regularly on the Committee's activities and make any necessary recommendations as to the Fund's accounting and financial reporting policies, practices and its internal controls.

     13. Review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board of Trustees.

     14. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

     15. Perform such other functions consistent with this Charter, the Fund's Agreement and Declaration of Trust and Bylaws and governing law, as the Committee or the Board of Trustees deems necessary or appropriate.

------------
(1)  ISB Standard No. 1 generally requires, among other things, that an auditor
     (i) disclose to the Committee, in writing, all relationships between the auditor and its related entities and the company and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence; (ii) confirm in the letter that, in its professional judgment, it is independent of the company within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934; and (iii) discuss the auditor's independence with the audit committee.

(2) SAS No. 61 ("Communication with Audit Committees") requires independent auditors to inform the audit committee of certain matters, including among others, (i) methods used to account for significant unusual transactions,
     (ii) the process used by management in formulating sensitive accounting estimates on the basis of the auditors' conclusion as to the reasonableness of those estimates and (iii) disagreements with management over the application of accounting principles.

Meetings

     The Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to discharge its responsibilities, including the authority to retain counsel and other experts and consultants whose expertise would be considered helpful to the Committee, at the expense of the Fund.

Dated: November 12, 2001

                                                                     Appendix B

                       Report of Audit Oversight Committee
                           of the Board of Trustees of
                    PIMCO Corporate Income Fund (the "Fund")
                            (Dated December 17, 2002)

     The Audit Oversight Committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Trustees of the Fund (the "Board") and operates under a written Charter adopted by the Board. The Committee meets with the Fund's management ("Management") and independent public accountants and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management has advised that the Fund's financial statements for the fiscal year ended October 31, 2002 were prepared in conformity with generally accepted accounting principles.

     The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP ("PwC"), the Fund's independent public accountants, the audited financial statements of the Fund for the fiscal year ended October 31, 2002. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: (1) methods used to account for significant unusual transactions;
(2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by Management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with Management over the application of accounting principles and certain other matters.

     The members of the Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Committee relies on and makes no independent verification of the facts presented to it or representations made by Management or the independent public accountants. Accordingly, the Committee's oversight does not provide an independent basis to determine that Management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     With respect to the Fund, the Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosures to and discuss with the Committee various matters relating to the auditor's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to PIMCO Advisors Fund Management LLC ("PAF") and Allianz Dresdner Asset Management of America, L.P. (formerly, PIMCO Advisor L.P.) ("ADAM"), each of which served as the Fund's investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC ("PIMCO"), the Fund's sub-adviser during the last fiscal year, and any entity controlling, controlled by or under common control with PAF, ADAM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund's independent auditors, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

     Based on the foregoing review and discussions, the Committee presents this Report to the Board of the Fund and recommends that (1) the audited financial statements for the fiscal year ended October 31, 2002 for the Fund be included in the Fund's Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund's independent public accountants for the fiscal year ending October 31, 2003.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess
R. Peter Sullivan III

                                      PROXY
                           PIMCO CORPORATE INCOME FUND
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON FEBRUARY 11, 2003

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Corporate Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 12:00 p.m., Eastern Time, February 11, 2003 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

-----------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I.   Election of Trustees:

     (01) Robert E. Connor (Class I) and (02) R. Peter Sullivan III (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                     For all nominees except as noted above

-----------------------------------------------------------------------------
                           PIMCO CORPORATE INCOME FUND
-----------------------------------------------------------------------------

                                  COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                           PIMCO CORPORATE INCOME FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON FEBRUARY 11, 2003

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO Corporate Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr., and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 12:00 p.m., Eastern Time, February 11, 2003 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.


Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I.   Election of Trustees:

   (01) Robert E. Connor (Class I), (02) Hans W. Kertess (Class I) and
   (03) R. Peter Sullivan III (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all nominees except as noted above


--------------------------------------------------------------------------------
                           PIMCO CORPORATE INCOME FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______